Exhibit 99.2

--------------------------------------------------------------------------------
                                                                FINAL TRANSCRIPT


--------------------------------------------------------------------------------
                                                     > > >
--------------------------------------------------------------------------------


   CONFERENCE CALL TRANSCRIPT

   TGAL - Q2 2005 TEGAL CORPORATION EARNINGS CONFERENCE CALL

   EVENT DATE/TIME: NOV. 11. 2004 / 5:00PM ET
   EVENT DURATION: N/A


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Thomson StreetEvents | streetevents@thomson.com | 617.603.7900 |
                                                        www.streetevents.com |1|
--------------------------------------------------------------------------------
(C) 2004 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
--------------------------------------------------------------------------------
TGAL - Q2 2005 TEGAL CORPORATION EARNINGS CONFERENCE CALL
--------------------------------------------------------------------------------

CORPORATE PARTICIPANTS

FRANK NAGLE
Tegal Corporation - IR

MIKE PARODI
Tegal Corporation - Chairman, President, CEO

TOM MIKA
Tegal Corporation - EVP, CFO

CONFERENCE CALL PARTICIPANTS

TOM ARAPETUS
Friedman Shanner - Analyst

EUNJIN UM
Kingsbridge - Analyst

JOE CALDWELL
Investment and Philanthropy Corporation - Analyst

FRED RAMBERG
MS Howe - Analyst

LARRY FOX
Analyst

LEE COHEN
Analyst

ADAM GURNEY
Kingsbridge Capital - Analyst

MATT TUCKLE
Analyst

DWIGHT LABLU
Analyst

PRESENTATION

--------------------------------------------------------------------------------
OPERATOR

Good day, ladies and gentlemen, and welcome to the Tegal second quarter fiscal 2005 earnings conference call. (OPERATOR INSTRUCTIONS). As a reminder, at this conference is being recorded for replay purposes. I would now like to hand the conference over to your host for today, Mr. Frank Nagle, Tegal Investor Relations.

--------------------------------------------------------------------------------
FRANK NAGLE  - TEGAL CORPORATION - IR

Good afternoon and welcome to Tegal's investor conference call for the second quarter of fiscal 2005 which ended September 30, 2004. This is Frank Nagle on behalf of Tegal Corporation Investor Relations.

A digital recording of this conference call will be available one hour after its completion. And it will be accessible through midnight on Thursday, November 18, 2004. To access, investors should dial area code 888-286-8010, or area code 617-801-6888 and enter the past code 52308643. This conference call also is available online via the Investor Section of the Company's Website at tegal.com, along with a copy of the Company's earnings release.

Before we begin, it is my duty to review with you the important Safe Harbor statements that should be taken into consideration when listening to comments that will be made on this call. Except for historical information, matters discussed on this call are forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties, including but not limited to industry conditions, economic conditions, acceptance of new technology, the growth of target markets, as well as other risks.

Actual operations and financial results might differ materially from Tegal's expectations as a result of these factors or unanticipated events. Specifically, we refer you to the risks and uncertainties as set forth in the Company's periodic filings with the Securities and Exchange Commission.

Now I would like to introduce Mike Parodi, Chairman, President, and Chief Executive Officer of Tegal.

--------------------------------------------------------------------------------
MIKE PARODI  - TEGAL CORPORATION - CHAIRMAN, PRESIDENT, CEO

Good afternoon everyone, and welcome to Tegal Corporation's investor conference call for the second quarter of fiscal 2005. With me today is Tom Mika, our Executive Vice President and Chief Financial Officer. During this afternoon's conference call we will follow our usual format. I will begin by providing an overview of the business highlights for the quarter. Tom will then review the


--------------------------------------------------------------------------------
Thomson StreetEvents | streetevents@thomson.com | 617.603.7900 |
                                                        www.streetevents.com |2|
--------------------------------------------------------------------------------
(C) 2004 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
--------------------------------------------------------------------------------
TGAL - Q2 2005 TEGAL CORPORATION EARNINGS CONFERENCE CALL
--------------------------------------------------------------------------------

details on our financial performance. And after that we will open it up to any questions you might have.

For those of you who are familiar with Tegal you know that we are engaged in a process to move our Company from niche applications into high-volume markets. While this sounds like a straightforward proposition, it is actually a complex challenge involving several key elements. One, remaining committed to critical advanced technologies that we have developed over several years as the markets for devices and for our equipment begin to emerge. Two, adding promising new technologies through company and product acquisitions and then successfully integrating them into our strategy and operations. Three, introducing our capabilities to an expanded set of customers and to new management teams at existing customers. And four, ensuring that we have the right organization, people and resources to anticipate and satisfy our customers' needs today and well into the future.

It is one thing to sell a single system to a customer for their internal R&D program, and wholly another to satisfy the needs of a high-volume manufacturer. The risks to such customers of making the wrong choice are very substantial. Their decision process is long, detailed and demanding and often includes the evaluation of several different suppliers of several different equipment types over the course of many months. Furthermore, suppliers who don't offer significant benefits to those customers are simply not offered the chance to compete for the business.

I'm pleased to say that Tegal is actively engaged with customers for such opportunities, that we have made substantial progress toward the goal of being a supplier to high-volume manufacturers in our industry, and that we're confident we'll be able to demonstrate significant and measurable success in the current fiscal year.

Our focus is and must remain on becoming a supplier to high-volume manufacturers in our industry. It is what will propel our revenue growth to the next level, and what is required to ramp our business in the future. We're single-minded about achieving this goal. We're already achieving milestones as we advance toward this goal. Let's review some of the progress that we have made during this past quarter.

First, during the quarter we shipped and installed an Endeavor PVD cluster tool at a prominent global consumer electronics manufacturer. The Endeavor Deposition System is being used for critical process steps in the manufacturer of FBAR devices. These film bulk acoustic resonators make up a highly specialized MEMS device that is being incorporated into a variety of wireless products using high frequency transmission speeds, including WiFi hubs and cell phones.

Because of the strong demand for these devices, some of the other manufacturers are stepping into this market, and all are evaluating the Endeavor System for their critical process needs. We believe that our patented technology in this area is unique and enabling, so we expect to take a commanding lead in deposition systems in this market.

Next, we are building a PVD 300 OnCore system in our factory in Petaluma that we expect will soon be approved for evaluation by a Tier 1 device manufacturer for wafer level packaging applications. We completed the design and development based on the alpha system and technology acquired from First Derivative Systems in April 2004. Wafer level packaging is a relatively small market today, but is expected to grow substantially as device manufacturers begin certain enabling tail-end applications in-house. A commitment to an evaluation involves significant expense on the part of a device manufacturer, and is typically not done without an expectation of production orders.

Third, we know of at least two device manufacturers who have made the commitment to enter high-volume manufacturing of nonvolatile memories. Both of these device manufacturers are current customers of Tegal, and we are in contention for additional high-volume business at both. We believe this represents a substantial sales opportunity for Tegal.

It is important to note that Tegal invested in etch technology in anticipation of the need for etch systems for high-volume manufacturing in nonvolatile memories. And we believe we're well ahead of the other potential suppliers as a result.

Four, during the quarter we entered into negotiations with one of our European customers for multiple etch systems for a major fab expansion. This customer is experiencing high demand for its specialized devices. Our systems are very low cost of ownership tools, and we are the supplier of record for this account. We anticipate the first of several orders within the current quarter.

Finally, we're on target for completing development of our NLD product, which we acquired from Simplus Systems in December of last year. We are processing customer wafers, and expect to announce evaluation orders from Tier 1 customers within the next two quarters.

I would now like to turn the call over to Tom Mika, who will review our financial results for the quarter.

--------------------------------------------------------------------------------
TOM MIKA  - TEGAL CORPORATION - EVP, CFO

Revenues for the second quarter of fiscal 2005 were $5 million, an increase of 55 percent from 3.2 million reported in the second quarter of fiscal 2004, and an increase of 45 percent from the first quarter of fiscal 2005. Tegal reported a net loss for the second quarter of 2.5 million, or 5 cents per share, compared to net loss of 1.7 million, or 10 cents per share, for the same quarter one year


--------------------------------------------------------------------------------
Thomson StreetEvents | streetevents@thomson.com | 617.603.7900 |
                                                        www.streetevents.com |3|
--------------------------------------------------------------------------------
(C) 2004 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
--------------------------------------------------------------------------------
TGAL - Q2 2005 TEGAL CORPORATION EARNINGS CONFERENCE CALL
--------------------------------------------------------------------------------

ago. Sequentially the Company's net loss decreased from the prior quarter loss of 6.3 million, or 15 cents per share.

Gross profits for the second quarter of fiscal 2005 were 38 percent compared to 31 percent in the same quarter one year ago, and 23 percent in the first quarter of fiscal 2005. The increase in margins in the quarter resulted from a more efficient absorption of overhead costs on higher revenues.

Operating expenses for the second quarter of fiscal 2005 were 4.4 million, an increase of 2.1 million from the same quarter one year ago. The major increases during the quarter compared to one year ago were in G&A, $1 million; R&D, $700,000; and sales and marketing, $300,000. Of the $1 million increase in G&A expenses approximately $800,000 is paid to consultants and attorneys for projects which are near completion.

Our operating expenses for the past two quarters reflect the full integration of personnel from two acquisitions, Simplus Systems Corporation and First Derivative Systems, Inc., and the addition of temporary headcount and other expense to bring our NLD, OnCore, PVD300, and Compact products to market. We have funded these programs using the Kingsbridge equity facility, which is precisely the purpose for which we intended it.

We sold approximately 2.4 million shares of common stock to Kingsbridge during the quarter at an average price of $1.12 for a total proceeds of 2.6 million. Cash and equivalents at the end of the second quarter of fiscal 2005 was 4.3 million compared to 4.7 million at the end of the last quarter. Currently there are 46.6 million shares outstanding.

I will now turn the call back to Mike for some final comments.

--------------------------------------------------------------------------------
MIKE PARODI  - TEGAL CORPORATION - CHAIRMAN, PRESIDENT, CEO

We have made substantial progress during the quarter in our transition to becoming a supplier to high-volume device manufacturers. We're in the process of introducing three major new products to existing and new customers. And our substantial investments in the etching of nonvolatile memories have put us in the forefront as manufacturers commit to ramping production in these devices. We're a definitely on course, and we expect to be able to continue to demonstrate even more traction in our areas of focus during the months remaining in our fiscal year.

At this point I will now turn the call over to the operator for questions, which we encourage.

QUESTION AND ANSWER

--------------------------------------------------------------------------------
OPERATOR

(OPERATOR INSTRUCTIONS). Tom Arapetus (ph) of Friedman Shanner (ph).

--------------------------------------------------------------------------------
TOM ARAPETUS  - FRIEDMAN SHANNER - ANALYST

I have a question. You said the three products -- I was in the last conference call too and you said you had three products that were going to be coming out soon, and you just mentioned it again. Do we have a timetable for that?

--------------------------------------------------------------------------------
MIKE PARODI  - TEGAL CORPORATION - CHAIRMAN, PRESIDENT, CEO

Yes, we do. The product start will be out during the first half of next year. We expect to have the first product out in Q1, and the follow-on products coming out in the quarter after that.

--------------------------------------------------------------------------------
TOM MIKA  - TEGAL CORPORATION - EVP, CFO

This is Tom Mika. I think it is important to note that in each of these products we're now doing customer samples to verify process results.

--------------------------------------------------------------------------------
TOM ARAPETUS  - FRIEDMAN SHANNER - ANALYST

Now another question that I have is (indiscernible) integration of Simplus and all the acquired companies going, is that fully integrated yet?

--------------------------------------------------------------------------------
MIKE PARODI  - TEGAL CORPORATION - CHAIRMAN, PRESIDENT, CEO

We're in the process of that integration. The transfers of the people have been made. In the case of First Derivative Systems, we're building, as we mentioned in the earlier portion of the call, we're actually building the systems here. The people are in the middle of transitioning to this location. The Simplus Systems acquisition has been fully integrated and they are currently here working on the projects right now.

--------------------------------------------------------------------------------
TOM ARAPETUS  - FRIEDMAN SHANNER - ANALYST

How many employees do you have?

--------------------------------------------------------------------------------
MIKE PARODI  - TEGAL CORPORATION - CHAIRMAN, PRESIDENT, CEO

Worldwide approximately 120.


--------------------------------------------------------------------------------
Thomson StreetEvents | streetevents@thomson.com | 617.603.7900 |
                                                        www.streetevents.com |4|
--------------------------------------------------------------------------------
(C) 2004 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
--------------------------------------------------------------------------------
TGAL - Q2 2005 TEGAL CORPORATION EARNINGS CONFERENCE CALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOM ARAPETUS  - FRIEDMAN SHANNER - ANALYST

Okay. Because there's been some questions about that. One last question, guys. You been great, and I will let you guys go on. Last conference call you happened to state a number of 40 million in terms of revenues. Now were we talking about fiscal year 2005, fiscal year 2006? And are we still on that course?

--------------------------------------------------------------------------------
TOM MIKA  - TEGAL CORPORATION - EVP, CFO

This is Tom Mika. What we had said in the last conference call is that we were confident that coming out of this current fiscal year which ends March 31, that we could see a run rate that would put us in that revenue level. And we still believe that to be the case. What we are involved in doing is putting out systems for an evaluation in Tier 1 customers. So we really believe that that is achievable and continue to stand by that for fiscal 2006.

--------------------------------------------------------------------------------
OPERATOR

Eunjin Um of Kingsbridge.

--------------------------------------------------------------------------------
EUNJIN UM  - KINGSBRIDGE - ANALYST

I have a couple of questions actually. You have several evaluation and sampling orders in the pipeline, and some already in the evaluation stage with some top tier companies. Can you discuss where you are in those evaluation stages? Is it close to being coming to a decision? And how soon we can hear any type of announcement in regards to turning those evaluations into some hard multiple orders?

--------------------------------------------------------------------------------
MIKE PARODI  - TEGAL CORPORATION - CHAIRMAN, PRESIDENT, CEO

Right, as you said we're in the middle of that process. The nonvolatile memory market, as you know, continues to be one that we have focused on for our etch products. And customers that we're working with right now are indicating that they will be beginning to their ramping of production next year. And we have had early indications of that. And so we expect over the next two quarters that we will see further confirmation of that. The markets, of course, will dictate how that plays out, but we're very confident that they're going to go forward with their programs. And we have every reason to believe that we will be the company that will be chosen to do that.

--------------------------------------------------------------------------------
TOM MIKA  - TEGAL CORPORATION - EVP, CFO

Let me just add to that. In the NLD and PVD300 areas all we're really expecting in the coming year is to actually place evaluation tools into Tier 1 customers. So we're not expecting production orders for those types of systems until the following year.

--------------------------------------------------------------------------------
EUNJIN UM  - KINGSBRIDGE - ANALYST

When you talk about evaluation stage, what type of time frame does it usually mean with these type of placements in these companies? How long does it take for them to really get into the machine and test it?

--------------------------------------------------------------------------------
MIKE PARODI  - TEGAL CORPORATION - CHAIRMAN, PRESIDENT, CEO

They can run six to nine months typically at this stage.

--------------------------------------------------------------------------------
EUNJIN UM  - KINGSBRIDGE - ANALYST

And I just want to follow up. Anticipating that some of these evaluations and sampling orders will turn into multiple orders, do you have the manufacturing capacity to support volume ramp up as well as deliver these machines on time?

--------------------------------------------------------------------------------
MIKE PARODI  - TEGAL CORPORATION - CHAIRMAN, PRESIDENT, CEO

Absolutely we do. This facility was always geared for high-volume manufacturing. For those who don't know that this was a Motorola company at one time. And Motorola put that infrastructure in not only here in Petaluma, but worldwide for our ability to service our customers at the locations where they have their wafer fabs. Our capacity in this facility is well in place. It is a matter of putting incremental headcount on to deal with the orders as they come in. So we're very confident about that.

--------------------------------------------------------------------------------
TOM MIKA  - TEGAL CORPORATION - EVP, CFO

Just to give you an idea of the type of operating leverage that we believe that we have, we think our facility, without any significant additions to the facility, can handle about 100 advanced systems a year, with our systems selling for -- currently selling for between $2 and $3 million each. So that's a capacity of $200 to $300 million, which is 10 times our current size.

--------------------------------------------------------------------------------
OPERATOR

Joe Caldwell of the Investment and Philanthropy Corporation.

--------------------------------------------------------------------------------
JOE CALDWELL  - INVESTMENT AND PHILANTHROPY CORPORATION - ANALYST

Just wondering at $40 million revenue level what the cash flow would look like?


--------------------------------------------------------------------------------
Thomson StreetEvents | streetevents@thomson.com | 617.603.7900 |
                                                        www.streetevents.com |5|
--------------------------------------------------------------------------------
(C) 2004 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
--------------------------------------------------------------------------------
TGAL - Q2 2005 TEGAL CORPORATION EARNINGS CONFERENCE CALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOM MIKA  - TEGAL CORPORATION - EVP, CFO

Our business plan at that level next year is on a cash basis slightly better than break even.

--------------------------------------------------------------------------------
JOE CALDWELL  - INVESTMENT AND PHILANTHROPY CORPORATION - ANALYST

So you think you could be cash flow positive barely at that point?

--------------------------------------------------------------------------------
TOM MIKA  - TEGAL CORPORATION - EVP, CFO

That's correct.

--------------------------------------------------------------------------------
JOE CALDWELL  - INVESTMENT AND PHILANTHROPY CORPORATION - ANALYST

That is all I needed to know.

--------------------------------------------------------------------------------
OPERATOR

Fred Ramberg of MS Howells.

--------------------------------------------------------------------------------
FRED RAMBERG  - MS HOWELLS - ANALYST

We have been seeing an increase in the nonvolatile memory of the kind that calls for Tegal equipment, specifically FeRAM. Can you give me an idea of how far along the ramp companies like Fujitsu and Ramtron and others are before they need new equipment? In other words, how much of the capacity can make that nonvolatile RAM are they at now?

--------------------------------------------------------------------------------
MIKE PARODI  - TEGAL CORPORATION - CHAIRMAN, PRESIDENT, CEO

I think they're bumping right up against their capacity, and they are in that decision making process. Based on what we are seeing they are running three shifts a day, seven days a week. So they're bumping up against that need now. And those devices are continuing to get embedded into a number of the WiFi types of applications because of the power consumption issues. So we are relatively confident that that business is going to continue to ramp.

--------------------------------------------------------------------------------
FRED RAMBERG  - MS HOWELLS - ANALYST

Right. And so for some time it is about a 1 to 1 capacity versus demand growth for whoever gets those types of orders. Now I've checked reasonably extensively. I still don't see folks who can run wafers with the results that you get, but you must feel that you have some competitive players there. Just tell me, is it an outside chance you would lose that business to someone? Is a head-to-head fight at this point, or is it fairly well a lock if you don't trip over your shoelaces?

--------------------------------------------------------------------------------
MIKE PARODI  - TEGAL CORPORATION - CHAIRMAN, PRESIDENT, CEO

I think it is the latter. But having said that, there is always an opportunity for you to do that. Of course customers do not like you to be the dominant supplier because then they have no leverage on you, and they would like to try to commoditize that relationship.

Having said that, the competitors that we see out there tend to be local in the region, particularly in Japan. And the experience that we've seen with those customers are such that they have gone out and they've done the appropriate sampling. And they have come back to us and continue to indicate to us that we are the process tool on record. And they tend to be very conservative, and therefore they tend to not make changes when they have their revenue at stake. So all of the indications we're getting are that they will continue to purchase tools from us as they begin to ramp.

--------------------------------------------------------------------------------
FRED RAMBERG  - MS HOWELLS - ANALYST

That's been kind of what I have seen too. So go get them guys.

--------------------------------------------------------------------------------
MIKE PARODI  - TEGAL CORPORATION - CHAIRMAN, PRESIDENT, CEO

We intend to.

--------------------------------------------------------------------------------
OPERATOR

Larry Fox.

--------------------------------------------------------------------------------
LARRY FOX ANALYST

My question to you in for the next quarter as far as projection are concerned, what do you think the book to bill ratio might turn out to be?

--------------------------------------------------------------------------------
TOM MIKA  - TEGAL CORPORATION - EVP, CFO

We're still at the revenue levels where any kind of estimates like that are just very misleading, and don't really tell the story. So we're not making any estimates.

--------------------------------------------------------------------------------
OPERATOR

Lee Cohen, a private investor.


--------------------------------------------------------------------------------
Thomson StreetEvents | streetevents@thomson.com | 617.603.7900 |
                                                        www.streetevents.com |6|
--------------------------------------------------------------------------------
(C) 2004 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
--------------------------------------------------------------------------------
TGAL - Q2 2005 TEGAL CORPORATION EARNINGS CONFERENCE CALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEE COHEN ANALYST

I have a question. Thanks for taking the call. Will there be any need to raise additional capital and further dilute the amount of shares that are existing?

--------------------------------------------------------------------------------
TOM MIKA  - TEGAL CORPORATION - EVP, CFO

We put the Kingsbridge facility in place specifically to fund the acquisitions that we've made. We've been pretty up-front with our shareholders all along in saying that was the purpose for which we were raising money. We do have these major programs in place that need funding in order to get these products to market. And we're confident enough in the prospects for those that we feel that we should go ahead with them.

Now having said that, I think one should remember some of the history here of the Company. Going back 18 months ago, almost 2 years ago, our stock was trading at 40 cents, in the 30 to 40 cent range. And we were in a protracted downturn in the industry, and we needed to raise capital. And our shares went from 16 million shares to about 40 million shares as a result of a convertible offering that we did at that time.

All of those, I think, fortunately for us and for our shareholders, those convertible debentures that we had all converted, and the large majority of the warrants that were attached to those also converted, which brought some additional capital into the Company. That was the major dilution that occurred in our shareholding.

The Kingsbridge facility represented about just under 9 million shares on top of that 40 million shares, and that was announced some time ago. And I really believe that the -- whatever dilution that represented was fully priced into our stock some time ago. So I understand that on a day-to-day basis this is difficult for some shareholders to accept, but really it doesn't represent that much dilution and is essential -- an essential funding source for our Company, and we intend to continue to use it.

--------------------------------------------------------------------------------
OPERATOR

Adam Gurney of Kingsbridge Capital.

--------------------------------------------------------------------------------
ADAM GURNEY  - KINGSBRIDGE CAPITAL - ANALYST

Just trying to get a grip on something here. On the revenue projection for next fiscal year of $40 million, or the potential revenue for next fiscal year, what do you believe the gross margins will be? Can you give me any sort of indication?

--------------------------------------------------------------------------------
TOM MIKA  - TEGAL CORPORATION - EVP, CFO

Yes, I can, and we have given it in prior calls. Our gross margin expectations are really determined by the revenue levels as we get above our breakeven and we absorb all of our overhead our margins moved swiftly into the upper 40 percent range.

And I think we can comfortably predict somewhere between 45 and 48 percent gross margins as our revenue increases. Our breakeven volume now is somewhere around 7 million per quarter. And we have shown in the past that once we go past that breakeven and we absorb this substantial overhead that we can deliver the margins.

--------------------------------------------------------------------------------
ADAM GURNEY  - KINGSBRIDGE CAPITAL - ANALYST

Can we expect, just contrary to a previous comment on the $40 million revenue level do you believe the Company is going to be moving into profitability?

--------------------------------------------------------------------------------
TOM MIKA  - TEGAL CORPORATION - EVP, CFO

Yes, we did do a detailed business plan and we looked at -- and obviously we wanted to be conservative about our projections. And one of the things that you have to take into account when you look at next year is that any quarter that we're below that revenue level as we move into next year, substantially lowers our margins. So we have to have even better margins later in the year than we might have earlier in the year from a business planning point of view. And that is why I said that we were -- we can comfortably predict that at that revenue level we would be cash flow positive. But I don't think we would yet be achieving profitability.

--------------------------------------------------------------------------------
ADAM GURNEY  - KINGSBRIDGE CAPITAL - ANALYST

Right. But as soon as we start to ramp above, which we're talking about, (multiple speakers) you know, 20 --.

--------------------------------------------------------------------------------
TOM MIKA  - TEGAL CORPORATION - EVP, CFO

(multiple speakers) earnings to the bottom line, yes.

--------------------------------------------------------------------------------
ADAM GURNEY  - KINGSBRIDGE CAPITAL - ANALYST

Yes, so once we get to 20 units etc., etc., we're starting to transfer an enormous part of that revenue from the top to the bottom line. (multiple speakers) assumption.

--------------------------------------------------------------------------------
TOM MIKA  - TEGAL CORPORATION - EVP, CFO

That's correct.


--------------------------------------------------------------------------------
Thomson StreetEvents | streetevents@thomson.com | 617.603.7900 |
                                                        www.streetevents.com |7|
--------------------------------------------------------------------------------
(C) 2004 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
--------------------------------------------------------------------------------
TGAL - Q2 2005 TEGAL CORPORATION EARNINGS CONFERENCE CALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADAM GURNEY  - KINGSBRIDGE CAPITAL - ANALYST

And you would anticipate let's say that we take a 20 units basis that we would be taking of that -- and taking it on the assumption of 60 million without that additional 20 million that we would be transferring between 45 to 48 percent of that to the bottom line?

--------------------------------------------------------------------------------
TOM MIKA  - TEGAL CORPORATION - EVP, CFO

I think that you are going to have -- you have to put in there some additional support costs that you have in connection with supporting those systems. So as we start to get to those revenues levels we tend to try to model ourselves against more industry norms. So I think that that is a bit on the high side.

--------------------------------------------------------------------------------
ADAM GURNEY  - KNIGHTSBRIDGE CAPITAL - ANALYST

Right. Okay. And to what level do you think it's on the high side?

--------------------------------------------------------------------------------
TOM MIKA  - TEGAL CORPORATION - EVP, CFO

I think that if you model this business at let's say 100 million, right, I think you could expect to see earnings in the 15 million to 20 million area. At 40, it is a little bit more difficult to predict. And it depends largely, as I said, on what the support costs end up being as you -- as we roll out these tools.

--------------------------------------------------------------------------------
ADAM GURNEY  - KNIGHTSBRIDGE CAPITAL - ANALYST

Right. So it is reasonable to say that your Company at the moment is $1.20 stock or whatever it is trading at, very much coming towards the tipping point of this business whereby we can start to see the revenue tipping over hopefully within the next 12 to 18 months towards the bottom line?

--------------------------------------------------------------------------------
TOM MIKA  - TEGAL CORPORATION - EVP, CFO

I think that's exactly the correct time frame.

--------------------------------------------------------------------------------
OPERATOR

Matt Turkle (ph), a private investor.

--------------------------------------------------------------------------------
MATT TURKLE ANALYST

The semiconductor business in general in geographic region of Asia, and I'm referring to -- it seems to be doing pretty well. There's been a lot of capacity additions. I can't tell you who I work for, but in fact we're involved in designing some of those fabs out in Singapore, Taiwan and China. What I'm interested is what is the marketing plan and the strategy to penetrate those growth areas in those countries that I mentioned?

--------------------------------------------------------------------------------
MIKE PARODI  - TEGAL CORPORATION - CHAIRMAN, PRESIDENT, CEO

It is interesting you brought that up. The Asia-Pacific region we agree is a growing region. We have, as we announced in our last conference call, we have added a number of new senior level people into -- as country managers in various regions. And one in particular in the Asia-Pacific, a very seasoned executive that is resident in Shanghai. We have a number of top-level contacts there in the various companies, and continue to pursue opportunities with our new products, in particular for the advanced technologies. So that area we expect to see good growth for ourselves in the near future.

--------------------------------------------------------------------------------
MATT TURKLE ANALYST

One more question related with the area of nanotechnology. What is Tegal's level of penetration as of today as it relates to nanotechnology facilities, whether they are university R&D or other like government R&D? What is the plan to get into more and more and penetrate the nanotechnology marketplace so to speak?

--------------------------------------------------------------------------------
MIKE PARODI  - TEGAL CORPORATION - CHAIRMAN, PRESIDENT, CEO

As you probably know, or maybe you don't know, I sit on the Board at SEMI, the trade organization, and we have a nanotechnology initiative, which I was on the forming committee of that initiative. We have made an excellent penetration into that area. We're working both in the bottoms up and the top down area of nanotechnology. Everything from products that are actually in the marketplace today.

It depends on how you want to define nanotechnology. If you look at the top-down approach certainly a lot of our customers are ready in that area in the semiconductor world. And in the novel areas for biomed and some of the more novel devices that are being built up there we're actually -- have sold systems into that market.

You can continue to expect to see us penetrate that area. We're very conscious of it. And one of the reasons behind the acquisition of Simplus Corporation was in fact picking up a nano layer deposition technology, which allows us to participate in that bottoms up area of the market. So we're excited about those opportunities long term. We have a system in our PVD -- from our PVD Endeavor group sitting in the Nanotechnology Center in Santa Barbara -- at the University of California at Santa Barbara, which is one of the renowned areas for development work in this area.

I'll give you an example. They have over 300 paid customers that come in and actually use that facility to develop their next generation processes. Our tool for PVD is in that operation, and we expect at some point in the near future to begin putting in additional tools in the etch area, as well as into that location.


--------------------------------------------------------------------------------
Thomson StreetEvents | streetevents@thomson.com | 617.603.7900 |
                                                        www.streetevents.com |8|
--------------------------------------------------------------------------------
(C) 2004 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
--------------------------------------------------------------------------------
TGAL - Q2 2005 TEGAL CORPORATION EARNINGS CONFERENCE CALL
--------------------------------------------------------------------------------

As you know, again that market is projected to grow rapidly. It is a nascent market. It is fragmented right now, and we think over time it is going to be very much like the semiconductor market was in the early '70s, and we expect that to continue to show growth.

--------------------------------------------------------------------------------
MATT TURKLE ANALYST

I know that you're planning to be speaker at next week's semi nano forum in Austin, Texas.

--------------------------------------------------------------------------------
MIKE PARODI  - TEGAL CORPORATION - CHAIRMAN, PRESIDENT, CEO

That's correct.

--------------------------------------------------------------------------------
MATT TUCKLE ANALYST

Can we -- do we expect any -- anything earth shattering news from Tegal or just --?

--------------------------------------------------------------------------------
MIKE PARODI  - TEGAL CORPORATION - CHAIRMAN, PRESIDENT, CEO

There will be no news announcements at that forum. The intent of the forum is really talk about how to take a fragmented market and drive that toward mainstream types of production models. And so we're going to be participate in that and share our ideas and what we see the future to look like.

--------------------------------------------------------------------------------
MATT TURKLE ANALYST

Thank you for your answers, and perhaps I will visit with you next week.

--------------------------------------------------------------------------------
MIKE PARODI  - TEGAL CORPORATION - CHAIRMAN, PRESIDENT, CEO

That will be great.

--------------------------------------------------------------------------------
OPERATOR

Dwight Lablu (ph), a private investor.

--------------------------------------------------------------------------------
DWIGHT LABLU ANALYST

I was wondering if you have any information on your partnership or whatever it is called with Sharp?

--------------------------------------------------------------------------------
MIKE PARODI  - TEGAL CORPORATION - CHAIRMAN, PRESIDENT, CEO

We continue to work in the area on the nano layer deposition processes internally here. And we continue to have a great relationship with Sharp. We really can't go into the details of how that -- how we expect to see that going forward. But suffice to say that our relationship is very good. And I spent some time recently in Japan over the Labor Day week and met with the folks there. And so we continue to have a very good relationship on both sides of the ocean.

--------------------------------------------------------------------------------
OPERATOR

At this time there no further questions. Mr. Nagle, I pass it back to you.

--------------------------------------------------------------------------------
FRANK NAGLE  - TEGAL CORPORATION - IR

Once again a digital recording will be made available one hour after the completion of this call, and it will be accessible through midnight on Thursday, November 18, 2004. To access, investors should dial area code 888-286-8010, or area code 617-801-6888 and enter the pass code 52308643. In addition, a replay of this conference call is also available online via the Investor Section of the Company's Web site at tegal.com, along with a copy of the Company's earnings release.

This concludes this conference call. Thank you for joining us this afternoon.


--------------------------------------------------------------------------------
Thomson StreetEvents | streetevents@thomson.com | 617.603.7900 |
                                                        www.streetevents.com |9|
--------------------------------------------------------------------------------
(C) 2004 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
--------------------------------------------------------------------------------
TGAL - Q2 2005 TEGAL CORPORATION EARNINGS CONFERENCE CALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISCLAIMER

Thomson Financial reserves the right to make changes to documents, content, or other information on this web site without obligation to notify any person of such changes.

In the conference calls upon which Event Transcripts are based, companies may make projections or other forward-looking statements regarding a variety of items. Such forward-looking statements are based upon current expectations and involve risks and uncertainties. Actual results may differ materially from those stated in any forward-looking statement based on a number of important factors and risks, which are more specifically identified in the companies' most recent SEC filings. Although the companies may indicate and believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate or incorrect and, therefore, there can be no assurance that the results contemplated in the forward-looking statements will be realized.

THE INFORMATION CONTAINED IN EVENT TRANSCRIPTS IS A TEXTUAL REPRESENTATION OF THE APPLICABLE COMPANY'S CONFERENCE CALL AND WHILE EFFORTS ARE MADE TO PROVIDE AN ACCURATE TRANSCRIPTION, THERE MAY BE MATERIAL ERRORS, OMISSIONS, OR INACCURACIES IN THE REPORTING OF THE SUBSTANCE OF THE CONFERENCE CALLS. IN NO WAY DOES THOMSON FINANCIAL OR THE APPLICABLE COMPANY OR THE APPLICABLE COMPANY ASSUME ANY RESPONSIBILITY FOR ANY INVESTMENT OR OTHER DECISIONS MADE BASED UPON THE INFORMATION PROVIDED ON THIS WEB SITE OR IN ANY EVENT TRANSCRIPT. USERS ARE ADVISED TO REVIEW THE APPLICABLE COMPANY'S CONFERENCE CALL ITSELF AND THE APPLICABLE COMPANY'S SEC FILINGS BEFORE MAKING ANY INVESTMENT OR OTHER DECISIONS.

(C) 2004, Thomson StreetEvents All Rights Reserved.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Thomson StreetEvents | streetevents@thomson.com | 617.603.7900 |
                                                       www.streetevents.com |10|
--------------------------------------------------------------------------------
(C) 2004 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.